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Exhibit 23.3

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-120707 on Form S-3 of our report dated March 11, 2004, relating to the financial statements of EiC Enterprises Limited, appearing in the Current Report on Form 8-K/A of WJ Communications, Inc. dated June 18, 2004. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP PricewaterhouseCoopers LLP Hsinchu, Taiwan 18 April 2005

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  Exhibit 23.3
CONSENT OF INDEPENDENT AUDITORS